SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 26, 2002


                               4net Software, Inc.
                   ------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   Delaware                       33-13110                    11-2831380
---------------            ---------------------        ---------------------
(State or other            (Commission File No.)           (I.R.S. Employer
Jurisdiction of                                         Identification Number)
Incorporation)

            10 South Street, Suite 202, Ridgefield, Connecticut 06877
              ----------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (203) 894-9755
                  ---------------------------------------------
              (Registrant's Telephone Number, including area code)

Item 5.  Other Events.

         Effective September 1, 2002, 4net Software, Inc. (the "Company") re-negotiated its sublease for the offices located at 10 South Street, Suite 202, Ridgefield, Connecticut 06877. Pursuant to the amended Sublease, the Company's monthly rent obligation for the office has been reduced from $2,000 to $1,000 per month. Additionally, the amended Sublease provides that the Company shall pay a flat fee of $50 per month for utilities. A copy of the Sublease is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

         On September 18, 2002, the Company entered into an assignment agreement with New England Computer Group, Inc. ("NECG"), a private Connecticut corporation, pursuant to which the Company assigned to NECG, effective September 1, 2002, all of the Company's servicing of web hosting clients. Pursuant to the agreement NECG will pay a royalty fee equal to 50% of the revenues generated by the assigned clients, excluding revenues generated by additional programming work performed by NECG for the assigned clients. A copy of the Assignment Agreement between the Company and NECG is attached hereto as Exhibit 10.14 and is incorporated herein by reference.

         The Company has entered into any agreement with Steven N. Bronson, the president of the Company, that effective October 1, 2002, Mr. Bronson will waive and no longer receive a salary from the Company.

         On September 26, 2002, the Company issued a press release announcing the above items. A copy of that press release is attached hereto as Exhibit 99.1.

         Certain of the statements contained herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those included in the forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company undertakes no obligation to update any forward-looking statements.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)    Financial Statements of Business Acquired

                Not Applicable

         (b)    Pro Forma Financial Information

                Not Applicable

         (c)    Exhibits.

         The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

Exhibit         Description
-------         -----------
10.13           First Amendment to Sublease between Catalyst Operation, Inc. and
                4networld.com, Inc. n/k/a 4net Software, Inc. made as of
                August 30, 2002.

10.14 Assignment Agreement, dated as of September 18, 2002, between 4net Software, Inc. and New England Computer Group, Inc.

99.1            Press Release of the registrant dated September 26, 2002.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, 4net Software, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 4net Software, Inc.
                                                     (Registrant)

                                         By: /s/ STEVEN N. BRONSON
                                             -------------------------------
                                             Steven N. Bronson,
                                             CEO and President

Dated: September 27, 2002

                                  Exhibit Index

Exhibit         Description
-------         -----------
10.13           First Amendment to Sublease between Catalyst Operation, Inc. and
                4networld.com, Inc. n/k/a 4net Software, Inc. made as of
                August 30, 2002.

10.14 Assignment Agreement, dated as of September 18, 2002, between 4net Software, Inc. and New England Computer Group, Inc.

99.1            Press Release of the registrant dated September 26, 2002.